UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

(Date of earliest event reported): November 10, 2005

TANGER FACTORY OUTLET CENTERS, INC.
_________________________________________
(Exact name of registrant as specified in its charter)

North Carolina (State or other jurisdiction of Incorporation)	1-11986 (Commission File Number)	56-1815473 (I.R.S. Employer Identification Number)

3200 Northline Avenue, Greensboro, North Carolina 27408 (Address of principal executive offices) (Zip Code)
(336) 292-3010 (Registrants’ telephone number, including area code) N/A (former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws

On November 10, 2005, Tanger Factory Outlet Centers, Inc. amended its articles of incorporation to determine and fix the preferences, limitations and relative rights of its Class C Preferred Shares, par value $0.01 per share, which will be issued on Monday November 14, 2005. The amended articles of incorporation are attached to this current report as exhibit 3.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 10, 2005

TANGER FACTORY OUTLET CENTERS, INC.

By: /s/ Frank C. Marchisello Jr.
       Frank C. Marchisello, Jr.
       Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

3.1	Tanger Factory Outlet Centers, Inc. Amendment to Amended and Restated Articles of Incorporation dated November 10, 2005.